Scudder
International
Bond Fund

Annual Report
June 30, 1997

Pure No-Load(TM) Funds

For investors seeking an easy and low-cost way to broaden their income-oriented investments beyond U.S. borders. Invests primarily in high-grade bonds denominated in foreign currencies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER           (logo)

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  13  Financial Statements
  16  Financial Highlights
  17  Notes to Financial Statements
  23  Report of Independent Accountants
  24  Officers and Directors
  25  Investment Products and Services
  26  Scudder Solutions


                                    In Brief

o Reflecting a difficult environment for U.S. investors in foreign fixed-income securities, Scudder International Bond Fund provided a total return of 0.94% for the 12-month period ended June 30, 1997.

o For most of the second half of the Fund's fiscal year, global currency markets witnessed a strongly rising U.S. dollar, which hurt performance.

o The Fund has implemented a quantitative approach to currency management, designed to limit the short-term impact of such fluctuations.

o As of the end of the period, nearly half of portfolio assets were invested in the fixed-income markets of the established Western European economies; the Fund has also built a core position in higher-yielding, short-term emerging market securities.

o Interest rates in the developed economies are at relatively low levels such that the Fund's overall duration and exposure to interest rate risk has become more defensive.



                       2 - Scudder International Bond Fund

                         Letter From the Fund's Chairman

Dear Shareholders,

     We are pleased to present the annual report for Scudder International Bond Fund for the period ended June 30, 1997. As outlined in the portfolio management discussion that follows, the 12 months covered by this report were difficult ones for U.S. investors in overseas fixed-income securities, as bond prices weakened due to higher interest rates and a rising dollar combined to produce total returns that were negative in many cases. Despite the recent difficult past, Scudder International Bond Fund remains an appropriate vehicle for investors seeking diversification and exposure to the opportunities for income and capital appreciation to be found in the world's fixed-income markets.

     As outlined in a special letter sent in April to all Fund shareholders, Gary P. Johnson, a Managing Director of Scudder International Bond Fund's investment adviser, Scudder, Stevens & Clark, Inc., assumed the responsibility of Lead Portfolio Manager for the Fund during the period. Gary, who joined Scudder in 1987, has broad experience as Research Director of Scudder's Global Bond Group. Scudder International Bond Fund's objectives remain the same: to earn income from high quality bonds around the world, while also seeking to limit the Fund's exposure to currency risks and volatile interest rates.

      To keep you abreast of developments within the Scudder family of funds, we would like to take this opportunity to tell you about a newcomer to our mutual fund lineup: Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States. For a complete listing of Scudder's mutual fund offerings, see page 25.

     Thank you for your continued investment in Scudder International Bond Fund. If you have questions about your account, please call Scudder Investor Relations at 1-800-225-2470 or visit our Internet web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder International Bond Fund

                       3 - Scudder International Bond Fund

PERFORMANCE UPDATE as of June 30, 1997
-----------------------------------------------------------------
FUND INDEX COMPARISONS
-----------------------------------------------------------------
                             Total Return
                            --------------
Period          Growth
Ended             of                 Average
6/30/97        $10,000    Cumulative  Annual
--------------------------------------------
SCUDDER INTERNATIONAL BOND FUND
--------------------------------------------
1 Year         $ 10,094       0.94%    0.94%
5 Year         $ 11,738      17.38%    3.26%
Life of Fund*  $ 20,775     107.75%    8.47%

--------------------------------------------
SALOMON BROTHERS NON-U.S. DOLLAR WORLD
GOVERNMENT BOND INDEX
--------------------------------------------
1 Year         $ 10,216       2.16%    2.16%
5 Year         $ 14,799      47.99%    8.15%
Life of Fund*  $ 21,815     118.15%    9.14%
--------------------------------------------
* The Fund commenced operations on July 6, 1988. Index comparisons begin on July 31, 1988.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
 A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER INTERNATIONAL BOND FUND
Year                Amount
---------------------------
7/89                $10,000
'89                 $10,216
'90                 $12,013
'91                 $13,800
'92                 $17,699
'93                 $19,866
'94                 $19,304
'95                 $20,062
'96                 $20,581
'97                 $20,775

SALOMON BROTHERS NON-U.S. DOLLAR WORLD
GOVERNMENT BOND INDEX
Year                Amount
---------------------------
7/88                $10,000
'89                 $ 9,829
'90                 $10,544
'91                 $11,581
'92                 $14,741
'93                 $16,175
'94                 $17,704
'95                 $21,724
'96                 $21,354
'97                 $21,815

The unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------
A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30

                       1989*     1990     1991     1992     1993     1994     1995     1996     1997
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $ 11.27  $ 12.08  $ 12.35  $ 13.68  $ 13.57  $ 11.97  $ 11.43  $ 10.98  $ 10.52
INCOME DIVIDENDS..   $  1.00  $  1.09  $  1.21  $  1.09  $  1.04  $   .91  $   .98  $   .73  $   .58
CAPITAL GAINS
DIVIDENDS.........   $     -  $     -  $   .29  $   .81  $   .62  $   .39  $     -  $     -  $     -
FUND TOTAL
RETURN (%)........      2.16    17.59    14.88    28.25    12.24    -2.83     3.92     2.59     0.94
INDEX TOTAL
RETURN (%)........     -1.69     7.25     9.84    27.29     9.74     9.46    22.71    -1.70     2.16

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily maintained expenses, the average annual total return for the Fund for the five year and life of Fund periods would have been lower.



                       4 - Scudder International Bond Fund

PORTFOLIO SUMMARY as of June 30, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL EXPOSURE
---------------------------------------------------------------------------
Italy                         20%
Germany                       12%
Spain                          8%
Sweden                         8%
Denmark                        6%
U.K.                           6%
Canada                         5%
U.S.                           5%
Ireland                        4%
Japan                          4%
Supranational                  4%
Australia                      3%
Austria                        3%
Norway                         2%
Switzerland                    2%
Egypt                          1%
Greece                         1%
Indonesia                      1%
South Africa                   1%
Other                          4%
                           ------
                           100.0%
                           ======

Approximately half of portfolio
assets are invested in the
fixed-income markets of established
Western European economies

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table.
---------------------------------------------------------------------------
INTEREST RATE EXPOSURE
---------------------------------------------------------------------------
Italy                         20%
Japan                         14%
Germany                       11%
Sweden                         8%
Denmark                        6%
U.K.                           6%
U.S.                           6%
Australia                      5%
Canada                         5%
Ireland                        4%
Spain                          4%
Norway                         2%
Egypt                          1%
Greece                         1%
Indonesia                      1%
Mexico                         1%
New Zealand                    1%
Philippines                    1%
South Africa                   1%
Other                          2%
                           ------
                           100.0%
                           ======

The Fund has taken a
defensive stance with respect
to interest rate risk

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table.
---------------------------------------------------------------------------
CURRENCY EXPOSURE (a)
---------------------------------------------------------------------------
U.S.                           33%
Japan                          21%
Italy                          19%
Sweden                          8%
Denmark                         6%
Ireland                         4%
Spain                           4%
Norway                          2%
South Africa                    1%
Indonesia                       1%
Greece                          1%
Egypt                           1%
U.K.                            1%
Mexico                          1%
Philippines                     1%
Morocco                         1%
Chile                           1%
Switzerland                    -1%
Canada                         -1%
Germany                        -4%
                            ------
                            100.0%
                            ======
The Fund's exposure to the
U.S. dollar has been increased
in view of its strengthening in
early 1997

(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.
-----------------------------------------------------------------------

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                       5 - Scudder International Bond Fund

                         Portfolio Management Discussion
Dear Shareholders,

Reflecting a difficult environment for U.S. investors in foreign fixed-income securities, Scudder International Bond Fund provided a total return of 0.94% for the 12-month period ended June 30, 1997. The Salomon Brothers Non-U.S. World Government Bond Index (unhedged) returned 2.16% for the same period.
As of June 30, the Fund's 30-day net yield stood at 4.47%.

                             A Rising Dollar Reduces
                            Returns to U.S. Investors

Scudder International Bond Fund seeks attractive income through investments in high grade bonds denominated in foreign currencies, while also seeking to protect and enhance principal by actively managing the portfolio's currency, bond market, and maturity exposure. For most of the second half of the Fund's fiscal year, global currency markets witnessed a strongly rising U.S. dollar. Currency exchange rate changes are one of the risks of international investing, and can in fact have as significant an impact on returns to U.S. holders of foreign bonds as interest rates and security selection. A rising dollar, such as we experienced in the early part of 1997, can reduce returns to U.S. investors in overseas markets, since it makes holdings of securities denominated in foreign currencies worth fewer dollars. (By the same token, a falling dollar relative to foreign currencies may enhance returns to U.S. investors.) For much of the period, the Fund's exposure to foreign currencies reduced returns in view of the dollar's rise, although the dollar has gained ground against the Japanese yen more recently.

The Fund is currently employing a quantitative approach that is designed to keep the short-term impact of a fluctuating dollar within a relatively narrow range, while also seeking to minimize the expense of managing currency risk. The majority of the portfolio's exposure to major foreign markets is being managed to maintain, in effect, a currency "put option" -- which allows the holder to lock in the ability to exchange a foreign currency for U.S. dollars at a predetermined rate. Our goal is to limit significantly the potential negative impact of a strengthening dollar, while allowing for appreciation potential should the dollar fall. Rather than making longer-term commitments based on the fundamental outlook for a given market's currency, the Fund adjusts its positions on an ongoing basis with movements in U.S. and foreign currencies. In view of the dollar's strengthening over the early part of 1997, this "dynamic" approach to managing currency risk has resulted in increasing the percentage of the portfolio hedged into U.S. dollars.

                             Seeking Attractive Bond
                               Markets and Yields

Allocation of portfolio assets among the major world bond markets based on rigorous fundamental research is central to the Fund's pursuit of high income and competitive total returns. In addition to the rising dollar, overseas fixed-income markets -- which are often highly responsive to developments in our own economy and bond market -- have faced continuing uncertainties regarding the future direction of U.S. interest rates, including the potential for the Federal Reserve to implement additional increases in short-term rates. In particular,


                       6 - Scudder International Bond Fund

European markets, which had been hurt by weakness in the United States earlier in 1997, followed the U.S. market up towards the end of the period. Given a somewhat unsettled backdrop, we have taken steps to broaden diversification across global bond markets, with a focus on increasing the Fund's yield.

As of the end of the period, nearly half of portfolio assets were invested in the fixed-income markets of the established Western European economies. Preparation for European Monetary Union (EMU) has imposed fiscal and monetary discipline on these countries and has been a dominant factor in the bond markets. In particular, our holdings in Spain and Italy have benefited from the increased likelihood that those countries will qualify for participation in the first round of EMU. The dollar-bloc countries of Australia, New Zealand, and Canada were overweighted as well, at 10.7% of portfolio assets. Fixed-income instruments in these countries offer a yield advantage over other major markets.

Exposure to Japan, where yields have been at very low levels, was a modest 14.0% at the end of June. In view of the uncertainties surrounding possible Fed action to increase U.S. interest rates, we have chosen not to invest in U.S. fixed-income securities with the exception of short-term investments, which are of a defensive nature.

Given the relatively low prevailing yields offered by fixed-income securities in developed countries, the Fund has built a core position in emerging market money market securities, which stood at around 6.0% of portfolio assets at the end of June. Such securities offer a substantial yield advantage versus debt offerings


                       7 - Scudder International Bond Fund
in established economies, as well as less interest rate risk due to their short duration. The Fund's emerging market holdings are spread among Pacific Basin, Latin American, and African countries, and the highest portfolio concentration in any one of these markets will generally be in the 1% range. This broad diversification is designed to help reduce the risks of investing in emerging market securities.

With interest rates in the developed economies at relatively low levels and global economic growth increasing, in our view the potential remains for rising rates and falling bond prices in the major markets. As other central banks begin tightening monetary policy, this will put pressure on global bond markets. Accordingly, we have taken a somewhat defensive strategy with respect to interest rate risk, maintaining an overall portfolio duration below that of the Fund's benchmark index. In addition, the timing of interest rate increases in major markets will significantly affect the values of foreign currencies relative to the dollar.

Scudder International Bond Fund remains an appropriate vehicle for investors seeking valuable exposure to the potential for solid income and total returns offered by overseas bond markets, as well as added portfolio diversification. We thank you for your continued investment, and encourage you to call Scudder Investor Relations at 1-800-225-2470 with any questions.


Sincerely,
Your Portfolio Management Team

/s/Gary P. Johnson            /s/Adam M. Greshin

Gary P. Johnson              Adam M. Greshin
Lead Portfolio Manager       Portfolio Manager

                              Scudder International
                                   Bond Fund:
                          A Team Approach to Investing

Scudder International Bond Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Gary P. Johnson assumed responsibility for the
Fund's day-to-day management and investment strategies in February 1997. Mr. Johnson, who has 16 years of investment industry experience, joined Scudder in 1987. Portfolio Manager Adam M. Greshin specializes in global and international bond investments. Mr. Greshin was involved in the original design of Scudder International Bond Fund and has been a portfolio manager of the Fund since its inception in 1988.



                       8 - Scudder International Bond Fund

                    Investment Portfolio as of June 30, 1997

                                                                                             Principal               Market
                                                                                              Amount                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.9%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/97 at 5.9% to
  be repurchased at $2,135,350 on 7/1/97, collateralized by a $2,060,000 U.S.                                     ------------
  Treasury Note, 7.125%, 2/29/00 (Cost $2,135,000) ................................            2,135,000             2,135,000
                                                                                                                  ------------
U.S. Treasury Obligations 0.5%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill, 10/23/97 (Cost $ 1,215,370) ...................................            1,235,000             1,215,252
                                                                                                                  ------------

Foreign Denominated Debt Obligations 93.7%
------------------------------------------------------------------------------------------------------------------------------
Australian Dollars 4.6%
Commonwealth of Australia, 9.5%, 8/15/03 ..........................................            3,400,000             2,916,158
Commonwealth of Australia, 10%, 2/15/06 ...........................................            3,540,000             3,175,823
International Finance Corp., 7.75%, 6/24/99 .......................................            5,670,000             4,414,478
                                                                                                                   -----------
                                                                                                                    10,506,459
                                                                                                                   -----------
British Pounds 5.6%
United Kingdom Treasury Bond, 8%, 12/7/15 .........................................            7,200,000            13,037,952
                                                                                                                   -----------
Canadian Dollars 5.1%
Government of Canada, 7.5%, 3/1/01 ................................................            1,060,000               817,714
Government of Canada, 7%, 12/1/06 .................................................            8,120,000             6,169,024
Rogers Cantel Mobile Communications Inc., 10.5%, 6/1/06 ...........................            5,650,000             4,727,873
                                                                                                                   -----------
                                                                                                                    11,714,611
                                                                                                                   -----------
Chilean Pesos 0.8%
Citibank Time Deposit, 10%, 8/11/97 ...............................................          792,300,000             1,902,280
                                                                                                                   -----------
Danish Kroner 6.0%
Kingdom of Denmark, 8%, 5/15/03 ...................................................           26,950,000             4,588,158
Kingdom of Denmark, 7%, 11/10/24 ..................................................           61,800,000             9,190,865
                                                                                                                   -----------
                                                                                                                    13,779,023
                                                                                                                   -----------
Deutschemarks 11.3%
Bayerische Landesbank, 6%, 2/27/06 ................................................           13,585,000             7,936,764
Federal Republic of Germany, 8.875%, 12/20/00 .....................................            2,000,000             1,316,473
Federal Republic of Germany, 8.375%, 5/21/01 ......................................           11,540,000             7,555,019
Landesbank Rheinland-Pfalz Girozentrale Mainz, 5.75%, 10/16/03 ....................           15,600,000             9,201,204
                                                                                                                   -----------
                                                                                                                    26,009,460
                                                                                                                   -----------
Egyptian Pound 1.1%
Citibank Time Deposit, 9.25%, 8/4/97 ..............................................            3,818,250             1,123,650
Citibank Time Deposit, 9.3%, 8/12/97 ..............................................            4,665,375             1,373,075
                                                                                                                   -----------
                                                                                                                     2,496,725
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                       9 - Scudder International Bond Fund

                                                                                             Principal               Market
                                                                                              Amount                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Greek Drachmas 1.2%
Bankers Trust Company Time Deposit, 9.02%, 8/14/97 ................................          759,839,599             2,767,078
                                                                                                                   -----------
Indonesian Rupiah 1.2%
J.P. Morgan & Co. Time Deposit, 11.2%, 8/11/97 ....................................        6,743,748,174             2,770,260
                                                                                                                   -----------
Irish Pounds 4.5%
Republic of Ireland, 6.5%, 10/18/01 ...............................................            6,680,000            10,325,191
                                                                                                                   -----------
Italian Lira 19.4%
Republic of Italy, 9.5%, 4/15/99 ..................................................       21,800,000,000            13,530,636
Republic of Italy, 8.5%, 8/1/99 ...................................................       35,000,000,000            21,426,678
Republic of Italy, 8.5%, 1/1/04 ...................................................       15,480,000,000             9,976,304
                                                                                                                   -----------
                                                                                                                    44,933,618
                                                                                                                   -----------
Japanese Yen 14.0%
European Investment Bank, 3%, 9/20/06 .............................................          880,000,000             8,000,070
Japan Development Bank, 2.875%, 12/20/06 ..........................................          900,000,000             8,078,988
Kingdom of Spain, 3.1%, 9/20/06 ...................................................          900,000,000             8,163,037
Republic of Austria 3.75%, 2/3/09 .................................................          850,000,000             8,060,441
                                                                                                                   -----------
                                                                                                                    32,302,536
                                                                                                                   -----------
Mexican Pesos 1.0%
Certificados de la Tesoreria, Zero Coupon, 12/4/97 ................................            8,364,700               965,111
Certificados de la Tesoreria, Zero Coupon, 6/4/98 .................................           12,580,140             1,317,931
                                                                                                                   -----------
                                                                                                                     2,283,042
                                                                                                                   -----------
Moroccan Dirham 0.9%
Citibank Time Deposit, 8%, 12/1/97 ................................................           20,719,600             2,171,840
                                                                                                                   -----------
New Zealand Dollars 1.0%
International Bank for Reconstruction & Development, 9%, 7/8/99 ...................            3,400,000             2,392,541
                                                                                                                   -----------
Norwegian Kroner 2.1%
Kingdom of Norway, 5.75%, 11/30/04 ................................................           11,100,000             1,524,650
Kingdom of Norway, 6.75%, 1/15/07 .................................................           22,600,000             3,259,224
                                                                                                                   -----------
                                                                                                                     4,783,874
                                                                                                                   -----------
Philippine Pesos 1.0%
J.P. Morgan & Co. Time Deposit, 10.45%, 7/29/97 ...................................           59,068,800             2,237,164
                                                                                                                   -----------
South African Rand 1.2%
J.P. Morgan & Co. Time Deposit, 15.75%, 9/11/97 ...................................           12,758,773             2,819,845
                                                                                                                   -----------
Spanish Pesetas 4.1%
Kingdom of Spain, 9.4%, 4/30/99 ...................................................        1,000,000,000             7,281,181
Kingdom of Spain, 10%, 2/28/05 ....................................................          270,000,000             2,258,415
                                                                                                                   -----------
                                                                                                                     9,539,596
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      10 - Scudder International Bond Fund

                                                                                             Principal               Market
                                                                                              Amount                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Swedish Kronor 7.6%
Kingdom of Sweden, 13%, 6/15/01 ...................................................           21,700,000             3,543,208
Kingdom of Sweden, 10.25%, 5/5/03 .................................................           35,000,000             5,462,014
Kingdom of Sweden, 6%, 2/9/05 .....................................................           68,000,000             8,601,700
                                                                                                                   -----------
                                                                                                                    17,606,922
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Denominated Debt Obligations (Cost $218,195,151)                                                     216,380,017
------------------------------------------------------------------------------------------------------------------------------

U.S. Dollar Denominated Debt Obligations 3.8%
------------------------------------------------------------------------------------------------------------------------------
U.S. Dollars
                                                                                                                  ------------
Federal National Mortgage Association 7.25%, 6/20/02 (Cost $8,856,102) ............           12,880,000             8,861,903
                                                                                                                  ------------

Purchased Options 1.1%
------------------------------------------------------------------------------------------------------------------------------
Put on Australian Dollars, strike price .7725, expire 8/1/97 ......................  AUD      12,000,000               224,400
Put on Canadian Dollars, strike price 88.43, expire 7/3/97 ........................  CAD      16,400,000               777,347
Put on Canadian Dollars, strike price 80.25, expire 9/30/97 .......................  CAD      16,300,000               158,825
Put on Deutsche Marks, strike price 1.746, expire 9/30/97 .........................  DEM      41,892,000               333,041
Put on Deutsche Marks, strike price 1.72, expire 7/14/97 ..........................  DEM      38,242,800               325,064
Put on Deutsche Marks, strike price 1.72, expire 8/8/97 ...........................  DEM       6,000,000                46,568
Put on Deutsche Marks, strike price 1.728, expire 7/15/97 .........................  DEM       8,625,000                61,057
Put on Deutsche Marks, strike price 1.73, expire 8/12/97 ..........................  DEM      41,087,500               336,918
Put on Japanese Yen, strike price 125.55, expire 7/24/97 ..........................  JPY     781,000,000                   128
Put on New Zealand Dollars, strike price .675, expire 8/8/97 ......................  NZD       6,398,730                25,659

                                                                                             Number of
                                                                                             Contracts
                                                                                           -------------
Put on TSE 10 year Japan Bond Index, strike price 121, expire 8/29/97 .............                   28                51,320
Put on Eurodollars, strike price 93.75, expire 12/15/97 ...........................                   40                 9,500
Put on Euromarks, strike price 96.75, expire 9/16/97 ..............................                2,013                57,720
Put on Eurolira, strike price 92.75, expire 12/16/97 ..............................                1,040                30,624
------------------------------------------------------------------------------------------------------------------------------
Total Purchased Options (Cost $2,040,948)                                                                            2,438,171
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $232,442,571) (a)                                                       231,030,343
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      11 - Scudder International Bond Fund

--------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $232,442,571. At June 30, 1997, net unrealized depreciation for all securities based on tax cost was $1,412,228. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,090,231 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,502,459.

      At June 30, 1997 outstanding written options were as follows (Note A):

                                            Principal
                                              Amount         Expiration          Strike               Market
      Call Options                           (000's)           Date              Price               Value($)
      ------------                         -------------------------------------------------------------------
         AUD ..........................       12,000           8/1/97         AUD     .76             51,600
         NZD ..........................        6,399           8/8/97         NZD   .6907             10,750
         NZD ..........................        9,700          7/22/97         NZD   .6945              4,365
         GBP ..........................        5,475          8/25/97         GBP  2.7548            426,999
         GBP ..........................        1,800          7/17/97         GBP  2.8295             70,390

                                              Number of
       Call Options on Financial Futures      Contracts
       ---------------------------------      ---------
         TSE 10 year Japan Bond Index .....        7          8/29/97         JPY   123.0             97,753
         LIFFE Gilt Futures ...............      154          8/22/97         GBP   113.0            220,305
                                                                                                   ---------
       Total outstanding written options (Premiums received $492,094) .........................      882,162
                                                                                                   =========

Currency Abbreviations
AUD   Australian Dollar

GBP   British Pound

CAD   Canadian Dollar

DEM   Deutschemark

NOK   Norwegian Krone

ITL   Italian Lire

JPY   Japanese Yen

USD   U.S. Dollar

NZD   New Zealand Dollar

SEK   Swedish Krona

CHF   Swiss Franc

FRF   French Franc

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder International Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                               as of June 30, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $230,401,623) ................     $ 228,592,172
                 Purchased options, at value (identified cost $2,040,948) .............         2,438,171
                 Foreign currency at market (identified cost $58,636) .................            58,446
                 Cash .................................................................               979
                 Receivable for investments sold ......................................         2,581,942
                 Interest receivable ..................................................         4,985,114
                 Receivable for Fund shares sold ......................................           126,109
                 Unrealized appreciation on forward currency exchange contracts .......            68,253
                 Other assets .........................................................             4,791
                                                                                            ----------------
                 Total assets .........................................................       238,855,977
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed .....................................           719,078
                 Payable for investments purchased ....................................           600,518
                 Dividends payable ....................................................           194,355
                 Accrued management fee ...............................................           177,928
                 Other payables and accrued expenses ..................................           167,117
                 Written options at market (premiums received $492,094) ...............           882,162
                 Unrealized depreciation on forward currency exchange contracts .......           121,634
                                                                                            ----------------
                 Total liabilities ....................................................         2,862,792
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 235,993,185
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income .........       (23,214,640)
                 Net unrealized appreciation (depreciation) on:
                 Investments ..........................................................        (1,809,451)
                 Options ..............................................................             7,155
                 Foreign currency related transactions ................................           (94,641)
                 Accumulated net realized loss ........................................       (72,335,053)
                 Paid-in capital ......................................................       333,439,815
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 235,993,185
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($235,993,185 / 22,435,381 shares of capital stock
                    outstanding, $.01 par value, 200,000,000 shares                         ----------------
                    of capital stock authorized) ......................................            $10.52
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder International Bond Fund

                            Statement of Operations
                           year ended June 30, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Interest (net of withholding taxes of $322,977) ......................     $  24,028,118
                                                                                            -----------------
                 Expenses:
                 Management fee .......................................................         3,077,316
                 Services to shareholders .............................................           998,250
                 Custodian and accounting fees ........................................           510,916
                 Directors' fees and expenses .........................................            47,002
                 Reports to shareholders ..............................................            75,646
                 Auditing .............................................................            98,198
                 Legal ................................................................            36,525
                 Registration fees ....................................................            18,036
                 Other ................................................................            57,031
                                                                                            -----------------
                                                                                                4,918,920
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                         19,109,198
                ---------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................        (8,441,976)
                 Options ..............................................................          (249,807)
                 Futures contracts ....................................................        (4,842,520)
                 Foreign currency related transactions ................................        (3,122,216)
                                                                                            -----------------
                                                                                              (16,656,519)
                                                                                            -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................         2,040,962
                 Options ..............................................................         1,757,450
                 Foreign currency related transactions ................................         1,034,647
                                                                                            -----------------
                                                                                                4,833,059
                ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   (11,823,460)
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $   7,285,738
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder International Bond Fund

                      Statements of Changes in Net Assets

                                                                                        Years Ended June 30,
Increase (Decrease) in Net Assets                                                      1997              1996
---------------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income ..........................................   $  19,109,198       $  47,003,438
               Net realized gain (loss) from investment transactions ..........     (16,656,519)        (12,222,094)
               Net unrealized appreciation (depreciation) on investment
                  transactions during the period ..............................       4,833,059         (14,680,712)
                                                                                  ----------------    ---------------
               Net increase in net assets resulting from operations ...........       7,285,738          20,100,632
                                                                                  ----------------    ---------------
               Distributions to shareholders:
               From net investment income .....................................     (19,109,198)         (7,878,363)
                                                                                  ----------------    ---------------
               Tax return of capital ..........................................              --         (39,125,075)
                                                                                  ----------------    ---------------
               Fund share transactions:
               Proceeds from shares sold ......................................      53,550,698          81,445,370
               Net asset value of shares issued to shareholders in
                  reinvestment of distributions ...............................      13,116,739          39,214,810
               Cost of shares redeemed ........................................    (334,293,130)       (487,822,648)
                                                                                  ----------------    ---------------
               Net decrease in net assets from Fund share transactions ........    (267,625,693)       (367,162,468)
                                                                                  ----------------    ---------------
               Decrease in net assets .........................................    (279,449,153)       (394,065,274)
               Net assets at beginning of period ..............................     515,442,338         909,507,612
               Net assets at end of period (Including accumulated
                  distribution in excess of net investment income of             -----------------   ----------------
                  $23,214,640 at June 30, 1997) ...............................   $ 235,993,185       $ 515,442,338
                                                                                 -----------------   ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period ......................      46,922,766          79,574,801
                                                                                  ----------------    ---------------
               Shares sold ....................................................       4,932,206           7,198,026
               Shares issued to shareholders in reinvestment of
                  distributions ...............................................       1,206,004           3,472,904
               Shares redeemed ................................................     (30,625,595)        (43,322,965)
                                                                                  ----------------    ---------------
               Net decrease in Fund shares ....................................     (24,487,385)        (32,652,035)
                                                                                 -----------------   ----------------
               Shares outstanding at end of period ............................      22,435,381          46,922,766
                                                                                 -----------------   ----------------

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder International Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                For the Period
                                                                                                                 July 6, 1988
                                                                                                                (commencement
                                                          Years Ended June 30,                                  of operations)
                                                                                                                 to June 30,
                                   1997     1996      1995    1994(a)     1993     1992     1991       1990          1989
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of    ------------------------------------------------------------------------------------------------
   period .....................   $10.98   $11.43   $11.97    $13.57    $13.68    $12.35   $12.08   $11.27          $12.00
                                 ------------------------------------------------------------------------------------------------
Income from investment
   operations:
Net investment income .........      .58      .73      .98       .92      1.03      1.08     1.21     1.10            1.00
Net realized and unrealized
   gain (loss) on investment
   transactions (b) ...........     (.46)    (.45)    (.54)    (1.22)      .52      2.15      .56      .80            (.73)
Total from investment            ------------------------------------------------------------------------------------------------
   operations .................      .12      .28      .44      (.30)     1.55      3.23     1.77     1.90             .27
                                 ------------------------------------------------------------------------------------------------
Less distributions:
From net investment income ....     (.58)    (.12)      --      (.91)    (1.04)    (1.09)   (1.21)   (1.09)          (1.00)
From net realized gains on
   investment
   transactions ...............       --       --       --        --      (.62)     (.81)    (.29)      --              --
In excess of net realized
   gains on investment
   transactions ...............       --       --       --      (.39)       --        --       --       --              --
Tax return of capital .........       --     (.61)    (.98)        --       --        --       --       --              --
                                 ------------------------------------------------------------------------------------------------
Total distributions ...........     (.58)    (.73)    (.98)    (1.30)    (1.66)    (1.90)   (1.50)   (1.09)          (1.00)
                                 ------------------------------------------------------------------------------------------------
Net asset value, end of          ------------------------------------------------------------------------------------------------
   period .....................   $10.52   $10.98   $11.43    $11.97    $13.57    $13.68   $12.35   $12.08          $11.27
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) ..........     0.94     2.59     3.92     (2.83)    12.24     28.25    14.88    17.59            2.16**
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ...............      236      515      910     1,231     1,017       542      144       73              13
Ratio of operating expenses,
   net to average daily net
   assets (%) .................     1.36     1.26     1.30      1.27      1.25      1.25     1.25     1.25            1.00*
Ratio of operating expenses
   before expense reductions,
   to average daily net
   assets (%) .................     1.36     1.26     1.30      1.29      1.37      1.57     1.75     2.51            5.59*
Ratio of net investment income
   to average net assets (%) ..     5.28     6.50     8.52      6.86      7.69      8.31     9.48     9.57            8.58*
Portfolio turnover rate (%) ...    298.2    275.7    318.5     232.9     249.7     147.9    260.1    215.6           103.8*

(a) Based on monthly average of shares outstanding during the period.
(b) Includes exchange gain (loss) of $.01, $.01 and ($.02) for the periods ended June 30, 1991, 1990 and 1989, previously included in net investment income.
(c) Total returns for certain periods would have been lower had certain expenses not been reduced.
 *  Annualized
 ** Not Annualized


                      16 - Scudder International Bond Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder International Bond Fund (the "Fund") is a non-diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on securities and currencies primarily as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options and wrote put options on securities and currencies to lock in the exchange rate component of the purchase price of securities expected to be purchased in the near future and to enhance potential gain.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.


                      17 - Scudder International Bond Fund

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund


                      18 - Scudder International Bond Fund
utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At June 30, 1997, the Fund had a net tax basis capital loss carryforward of approximately $73,927,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2003 ($67,834,000), and June 30, 2004 ($6,093,000), the
respective expiration dates, whichever occurs first. In addition, from November 1, 1996 through June 30, 1997, the Fund incurred approximately $22,853,000 of realized currency losses and $528,000 of realized long-term capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending June 30, 1998.

Distribution of Income and Gains. Distribution of net investment income is declared as a dividend to shareholders of record as of the close of business each day and is distributed to shareholders monthly. During any particular year net realized gains and certain unrealized gains (which for federal income tax reporting purposes may be considered realized) from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.


                      19 - Scudder International Bond Fund

                      B. Purchases and Sales of Securities

For the year ended June 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $1,031,365,065, and $1,308,691,398, respectively.

The aggregate face value of futures contracts opened and closed during the year ended June 30, 1997 was $2,663,986,446.

Transactions in written options for the year ended June 30, 1997 are summarized as follows:

               -------------------------------------------------------------------------------------------
                     Option Contracts             Options on Currencies (000 omitted)
               -----------------------------  ------------------------------------------  ----------------
                  Number of      Premiums                                                     Premiums
                  Contracts    Received ($)        DEM           NZD            AUD         Received ($)
               -----------------------------  ------------------------------------------  ----------------
Beginning of
Period ......            220   $    170,365        122,833            --         20,794    $    890,379
Written .....            775      1,433,471        207,466       193,519         64,078       2,625,030
Closed ......           (834)    (1,343,117)       (92,510)      (56,553)       (43,800)     (1,320,864)
Exercised ...             --             --        (50,204)      (93,353)       (29,072)       (826,320)
Expired .....             --             --       (187,585)      (27,514)            --      (1,208,833)
                ------------   ------------    -----------   -----------    -----------    ------------
End of
Period ......            161   $    260,719             --        16,099         12,000    $    159,392
                ============   ============    ===========   ===========    ===========    ============
               -------------------------------------------------------------------------------------------

               -----------------------------------------------------------------------------------------------------------------
                   Options on Currencies (000 omitted) (continued)
               ------------------------------------------------------------------------------------------------ ----------------
                                                                                                                   Premiums
                      GBP            JPY             SEK              ITL              NOK             FRF       Received ($)
               ------------------------------------------------------------------------------------------------ ----------------
Beginning of
Period ......         12,950             --         131,462              --                --              --    $    248,045
Written .....         88,582     14,923,363         238,500      40,000,000            78,000          52,121       5,521,397
Closed ......        (47,734)    (3,678,218)       (290,097)    (40,000,000)          (78,000)             --      (2,240,406)
Exercised ...        (36,970)    (4,775,000)             --              --                --         (52,121)     (2,468,565)
Expired .....         (9,553)    (6,470,145)        (79,865)             --                --              --        (988,488)
                ------------   ------------    ------------    ------------      ------------    ------------    ------------
End of
Period ......         7,275              --              --              --                --              --    $     71,983
                ============   ============    ============    ============      ============    ============    ============
               -----------------------------------------------------------------------------------------------------------------

                               C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser") the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered


                      20 - Scudder International Bond Fund
into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% on the first $1,000,000,000 of average daily net assets and 0.80% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. For the year ended June 30, 1997, the fee pursuant to the Management Agreement amounted to $3,077,316, which is equivalent to an annual effective rate of .85% of the Fund's average daily net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended June 30, 1997, the amount charged by SSC aggregated $681,253, of which $49,068 is unpaid at June 30, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At June 30, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $1,925.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended June 30, 1997, the amount charged to the Fund by STC aggregated $85,079, of which $7,396 is unpaid at June 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1997, the amount charged to the Fund by SFAC aggregated $285,933, of which $16,026 is unpaid at June 30, 1997.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended June 30, 1997, Directors' fees and expenses aggregated $47,002.


                      21 - Scudder International Bond Fund

                                 D. Commitments

As of June 30, 1997 the Fund had entered into the following forward currency exchange contracts resulting in net unrealized depreciation of ($53,381).

                                                                                   Net Unrealized
                                                                                    Appreciation
                                                                                   (Depreciation)
         Contracts to Deliver         In Exchange For          Settlement Date         (U.S.$)
       -------------------------  -------------------------  --------------------  ----------------
       JPY      1,359,379,600     CAD         16,400,000            7/7/97                7,973
       JPY        170,755,429     USD          1,371,530           7/14/97             (121,634)
       USD          1,485,937     JPY        171,194,792           7/14/97               11,068
       CHF          4,612,720     USD          3,238,587           9/24/97               49,212
                                                                                      ---------
                                                                                        (53,381)
                                                                                      =========

                               E. Lines of Credit

The Fund and several affiliated Funds ("The Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                      22 - Scudder International Bond Fund

                        Report of Independent Accountants

To the Directors of Scudder Global Fund, Inc. and to the Shareholders of Scudder International Bond Fund:

We have audited the accompanying statement of assets and liabilities of Scudder International Bond Fund including the investment portfolio, as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the eight years in the period then ended and for the period July 6, 1988 (commencement of operations) to June 30, 1989. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder International Bond Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the eight years in the period then ended and for the period July 6, 1988 (commencement of operations) to June 30, 1989, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
August 15, 1997


                      23 - Scudder International Bond Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board, Director
and Vice President

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Consultant

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

William H. Gleysteen, Jr.
Director; Consultant

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
of the Board and Director, Kirby
Corporation

Susan E. Gray*
Vice President

Jerard K. Hartman*
Vice President

Gary P. Johnson*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

Isabel Saltzman*
Vice President

David S. Lee*
Vice President and Assistant
Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer


*Scudder, Stevens & Clark, Inc.

                      24 - Scudder International Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                      25 - Scudder International Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      26 - Scudder International Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                      27 - Scudder International Bond Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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